SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act 1934

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St. Joseph, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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St. Joseph, Inc.

4870 S. Lewis, Suite 250

Tulsa, Oklahoma 74105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July 17, 2004

Notice is hereby given that the Annual Meeting of Shareholders of St. Joseph, Inc., a Colorado Corporation, will be held on July 17, 2004, 2:00 P.M. CST at the Omni Mandalay Hotel, 221 E. Las Colinas Blvd, Irving, Texas 75039 to act on the following items:

    To elect the Board of Directors for the following year; and

    To ratify the retention of Cordovano and Honeck, P.C. as the Company's independent auditor for the fiscal year 2004; and

    To, approve the Agreement of Exchange and Purchase and Sale with Staf*Tek, Inc., an Oklahoma corporation, through the issuance of 380,500 shares of the Company's $.001 par value convertible preferred stock, valued at $3.00 per share, 219,500 shares of the Company's $.001 par value common stock and $200,000 in cash; and

    To give authority, to the Board of Directors, and Officers of the Company, to seek funding through public offerings, private placements, commercial funding, or other sources of financing, to promote and expand the Company's operations; and

    To ratify an amendment to the Company's Articles of Incorporation to change the Company's name to St. Joseph, Inc.

    To approve the issuance of stock options to key personnel and consultants; and

    To give authority to the Board of Directors and Officers of the Company to seek and acquire additional properties, technologies and/or companies through the issuance of its Common Stock, Preferred Stock, cash purchase or a combination, through merger, reverse takeover or acquisition; and

    The ratification of such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record as shown on the books of the Company at the close of business on June 9, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's Shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's Principal Executive Offices at 4870 S. Lewis, Suite 250, Tulsa, Oklahoma 74105, from the date of this Notice for inspection by any Shareholder for any purpose regarding the Annual Meeting.

Those who cannot attend the Annual meeting of the shareholders are urged to sign, date, and otherwise complete the enclosed Proxy and return it promptly in the enclosed SELF ADDRESSED STAMPED envelope WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER MAY FAX THEIR PROXY TO THE COMPANY AT (918) 749-0555. MAILED OR FAXED PROXIES SHOULD BE AT THE COMPANY'S OFFICE AT THE CLOSE OF BUSINESS ON JULY 15, 2004 at 5:00 P.M. CST. Any shareholder ATTENDING THE ANNUAL MEETING who has SUBMITTED a proxy, has the right to revoke it any time before it is voted.

By Order of the Board of Directors

/s/John H. Simmons
Director/President

PROXY STATEMENT

This Proxy Statement is furnished to Shareholders of St. Joseph, Inc., a Colorado Corporation ("St. Joseph" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders of the Company to be held at the Omni Mandalay Hotel located at 221 E. Las Colinas Blvd, Irving, Texas 75039, on July 17, 2004 at 2:00 P.M., and at any and all adjournments of such meeting. The first date on which this Proxy Statement and the form of Proxy are first being mailed to Shareholders of the Company is on or about June,2004.

The Board of Directors has fixed June 9, 2004, as the record date for determining Shareholders who are entitled to vote. All Shareholders are invited to attend the meeting, although only Shareholders of record at the close of business on June 9, 2004, will be entitled to vote at the Annual Meeting. On the record date, the Company had outstanding 4,631,712 shares of its $.001 par value Common Stock, held of record by approximately 108 stockholders. All shares have equal voting rights and are non-assessable. Each share of Common Stock is entitled to one vote on each matter properly coming before the Meeting. Holders of shares of Common Stock have no cumulative, conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. Each issued Common Share entitles its record owner to one vote on each matter to be voted upon at the meeting. The presence, in person or by proxy, of 2,315,857 shares will constitute a quorum.

Any shares, which are withheld or abstain from voting, will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees, who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes "for" or "against" the proposals and will not be counted as shares voted on such matter.

The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals but will not affect the election of Directors.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company or by delivering a duly executed proxy bearing a later date.

All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by Shareholders, but lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person, John H. Simmons, named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

The cost of the meeting, including the cost of preparing and mailing the Proxy Statement and Proxy/Ballot, will be borne by the Company, which is anticipated not to exceed $3,000.00. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers and others who hold shares of the Company in nominee names, to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date hereof, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock, and (ii) each Director and Officer, and (iii) all Directors and Officers of the Company, as a group:
Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (2)	Percentage of Class
Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock

John H. Simmons-President, Director and CEO(1)

12 Lee Court

Trophy Club, TX 76262

David William Dean Core

6965 N. Grande

Baca Raton, FL 33433

Kimberly A. Samon-Director(1)

14595 Creek club Drive

Alpharetta, GA 30004

Frank Davis

4903 36th St.

Columbus, NE 68501

Mark Johnson(1)

5210 East 81st, Suite 134

Tulsa, OK 74137

Phyllis L. Bell

6422 South Indianapolis Ave.

Tulsa, OK 74135

Bruce Schreiner-Director(1)

2535 N. Carleton Ave., Suite B

Grand Island, NE 68802

Kenneth L. Johnson-Director, Secretary/Treasurer(1)

4335 South Street

Lincoln, NE 68506

Dr. Milton S. Harbuck, D. D. S.-Director(1)

101 Fieldstone Lane

Sherwood, AR 75210-6544

Jerry A. Malone-Director(1)

3101 Esplanade Ave.

Shreveport, LA 71109

Gerald McIlhargey-Director(1)

495 Howe St., Suite 305

Vancouver, B.C. V6C 2T5

Total Officers, Directors and shareholders of 5% or more of St. Joseph's common stock as a group:

		1,125,000 1,125,000 10,000 250,200 250,000 250,368 0 0 0 0 0 3,010,568	25.05% 25.05% .02% 5.57% 5.57% 5.57% 0 0 0 0 0 66.83%

[1] All of the security holders listed above own options to purchase shares of the Company's common stock at an exercise price of $.10 per share. (See "Executive Compensation")

[2] Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

DESCRIPTION OF MATTERS TO BE ACTED UPON AT THE MEETING

As set forth in the Notice of Meeting:

Proposal 1: To elect Directors for the Company's Board of Directors.

The Board of Directors has determined that there will be seven (7) directors of the Company elected at the Annual Meeting. The Board of Directors has nominated John H. Simmons, Kenneth L. Johnson, Bruce E. Schreiner, Kimberly A. Samon, Dr. Milton S. Harbuck, Jerry A. Malone and Gerald McIlhargey. In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept the nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board.

The Board recommends a vote FOR the election of each of the nominees listed below.

Director Information:

John H. Simmons, President, C.E.O. - Mr. Simmons has been President and Chief Executive Officer of St. Joseph, Inc. since October, 2003. Mr. Simmons is also an Officer and Director of Staf*Tek. Before becoming St. Joseph's Chief Executive Officer, Mr. Simmons served as Director of Business Development for Lacerte Technologies, a national technologies corporation, from June 2001 through May 2003. Prior to joining Lacerte, Mr. Simmons served as Executive Vice-President for Seirios International, a professional employer organization, from September1996 to August, 2000. During his tenure with Seirios, Mr. Simmons was appointed President and Chief Operating Officer in August, 2000 and served in that capacity until June, 2001

Kenneth L. Johnson - Mr. Johnson has been a Director and Secretary/ Treasurer of the Company since April of 2000. Mr. Johnson has been the Secretary/ Treasurer and Director of Staf*Tek from December of 2003, to the present. For the past nine years, Mr. Johnson has been employed as a senior support representative with College Bookstore Management Systems (CMBS), a division of Nebraska Book Co., Inc. A provider of point of sale and inventory control computer software for the college bookstore industry. Mr. Johnson is involved in product development, customer support and training.

Mr. Johnson graduated from Hastings College in 1985, earning a Bachelor of Arts Degree in Business Administration.

Bruce E. Schreiner, CPA - Mr. Schreiner, CPA, has been a Director of the Company since October of 2003. Mr. Screiner has also been a Director of Staf*Tek Services, Inc. since October, 2003, to the present. Mr. Schreiner is a partner in the accounting firm of Schroeder & Schreiner, P.C. He served as an Agent with the Internal Revenue Service for over five years, culminating in an appointment to the Technical and Review Staff of Omaha, Nebraska, for the Nebraska District.

Mr. Schreiner is a member of the American Institute and Nebraska Society of Certified Public Accountants and the Grand Island Area Chamber of Commerce. Mr. Schreiner is currently on the Board of Directors of Sense Technologies, Inc., a public company.

Mr. Schreiner graduated magna cum laude from Hastings College in 1975 earning a Bachelor of Arts Degree in both Economics and Business Administration with emphasis in accounting.

Kimberly A. Samon - Ms. Samon has been a Director of St. Joseph since March 2004. Ms. Samon worked with Kinko's, Inc., a business service company, from April 2003 through December 2003 in an executive HR position. From April 2002 through March 2003, Ms. Samon worked for Lacerte Technologies, Inc., a human resources consulting, outsourcing and technologies firm. From 1998 through December 31, 2001, Ms. Samon worked for HQ Global Workplaces & Office Services Company.

In 1996, Ms. Samon graduated from Stetson University College of Law, located in St. Petersburg, Florida, with a JD degree. In 1993, Ms. Samon graduated from Mercer University's School of Business and Economics in Atlanta, Georgia. Ms. Samon graduated from Cornell University in 1990

Dr. Milton S. Harbuck, D. D. S. - Dr. Harbuck has been a Director of the Company since December of 2003. Dr. Harbuck has practiced dentistry at a senior level at the Veterans Administration in Little Rock, Arkansas for a number of years. During the 1990's Dr. Harbuck was involved in Private Practice on a part-time basis. Dr. Harbuck served as Chief of the Dental Services for John McClellan Veterans Administration Medical Center in the late 1980's. Dr. Harbuck is an active member in the American Dental Association as well as the Arkansas State Dental Association.

Dr. Harbuck is a graduate of the University of Tennessee College of Dentistry, Memphis Tennessee.

Jerry A. Malone - Mr. Malone has been a Director of the Company since March of 2004.  Mr. Malone is currently a consultant for a medical supply company, after serving nine years as Executive Vice President for Medquik Supply, Inc (a medical sales and computer technology company) in Ft. Lauderdale, FL.  Prior to Medquik, Mr. Malone was President of Malone & Malone Systems, Inc. for ten years.

Mr. Malone is a graduate of Louisiana Tech University and Louisiana State University.

Gerald McIlhargey - Mr. McIlhargey has been a Director of St. Joseph since March of 2004. Mr. McIlhargey has spent over 25 years in management consulting for public companies. In his various management roles, Mr. McIlhargey has extensive experience in Marketing and Manufacturing as well as the Financing of Public Companies. Mr. McIlhargey has had a key role with several public companies, including International Corona Resources, Collingwood Energy, Sense Technologies Inc. and Male Leaf Petroleum.

Mr. McIlhargey received a Bachelor of Education degree from Simon Fraser University in British Columbia, Canada in 1972.

The Company's Directors will serve in such capacity until the next annual meeting of the Company's shareholders and until their successors have been elected and qualified. There are no family relationships among the Company's officers and directors, nor are there any arrangements or understanding between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director. The Directors held meetings and took action eleven (11) times by written consent during the fiscal year ended December 31, 2003.

Executive Committees

The Company has established two executive committees: An audit committee consisting of Mr. Bruce Schreiner, Ms. Kimberly Samon and Mr. Gerald McIlhargey. A compensation committee consisting of Mr. Bruce Schreiner, Mr. Gerald McIlhargey and Dr. Milton Harbuck. However, there have been no pre-approved policies and procedures established as of the date of the Company's Notice of Annual Shareholders' Meeting.

The Company's Board of Directors has not adopted a written charter for the audit committee. The audit committee is responsible 1) to review the scope of the audit; (2) to review with the independent auditors the corporate accounting practices and policies and recommend to whom reports should be submitted within the company; (3) to review with the independent auditors their final report; (4) to review with internal and independent auditors overall accounting and financial controls; and 5) to be available to the independent auditors during the year for consultation purposes. The audit committee held no meetings for the fiscal year ended December 31, 2003.

Promoters

The Company does not have any promoters other than the directors or officers of the Company.

Control Persons

Other than the directors or officers of the Company, which are considered control persons of the Company, Mr. David William Dean Core is the only person holding greater than 20% of the issued and outstanding shares of the Company.

David W. D. Core - Mr. Core is a control person in the Company and is the founder and CEO of Pinnacle Financial Services, Inc., which was established in 1984. Mr. Core is a member of the International Association of Financial Planners.

Mr. Core completed his B.S./B.A. degrees at the University of Florida, majoring in finance and has attained the professional certifications of CERTIFIED FINANCIAL PLANNER™practitioner, Certified Life Underwriter and Chartered Financial Consultant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires our officers and directors and persons owning more than ten percent of our Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in our Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section: None of our officers or directors, and all persons owning more than ten percent of its shares have filed the subject reports, if required, on a timely basis during the past fiscal year.

The Company believes that during and for the year ended December 31, 2003, none of its Directors, Executive Officers and greater than 10% stockholders complied with Section 16(a) filing requirements. These persons have been advised as to the necessity to comply with Section 16(a) filing requirements and have agreed to comply as soon as possible.

Directors' Compensation

The Directors receive no annual compensation other than the original options they received as inducement to become directors in St. Joseph; however, they are reimbursed for out-of-pocket expenses incurred in connection with the Company's business.

Additional Information about the Board of Directors

The Board held eleven (11) meetings by written consent and telephonically and took action by written consent and telephonically eleven (11) times during fiscal 2003. All of the directors attended in person or by conference call, 100% of the meetings of the Board of Directors during fiscal 2003.

Executive Compensation.

SUMMARY COMPENSATION TABLE
					Long Term Compensation
	Annual Compensation				Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

John H. Simmons President/CEO/Director	2003	$120,000		$7,200(1)		2,000,000

Kenneth L. Johnson Secretary-Treasurer/Director	2003					100,000

Bruce Schreiner Director	2003					100,000

Kimberly A. Samon Director	2004					100,000

Jerry A. Malone Director	2004					100,000

Dr. Milton S. Harbuck Director	2004					100,000

Gerald McIlhargey Director	2004					100,000

(1) Mr. Simmons is being provided by the Company a car allowance of $600.00 per month.

The following is a summary of the options awarded to the officers, directors and Advisory Board members.
Option Grants in Last Fiscal Year (Individual Grants)
Name	Weighted average fair value	Number of Securities Underlying Options	Date Issued	Vesting Date	Exercise Price per share	Expiration Date

John H. Simmons	$0	2,000,000	October 28, 2003	Immediately	$0.10	October 28, 2008
Kenneth L. Johnson	$0	100,000	October 28, 2003	Immediately	$0.10	October 28, 2008
Bruce Schreiner	$0	100,000	October 28, 2003	Immediately	$0.10	October 28, 2008
Kemberely A. Samon	$0	100,000	March 23, 2004	Immediately	$0.10	March 23, 2009
Jerry A. Malone	$0	100,000	March 23, 2004	Immediately	$0.10	March 23, 2009
Dr. Milton S. Harbuck	$0	100,000	December 14, 2004	Immediately	$0.10	December 14, 2008
Gerald McIlhargey	$0	100,000	March 23, 2004	Immediately	$0.10	March 23, 2009
John K. Lucas	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009
Donal Kent Ford	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009
David Goler	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009
Brian R Smith	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009
John Hershenberg	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009
Ted Key	$0	25,000	March 23, 2004	Immediately	$0.10	March 23, 2009
Kimberly Alexandrich	$0	25,000	March 23, 2004	Immediately	$0.10	March 23, 2009
Maureen O,Brien	$0	25,000	February 3, 2004	Immediately	$0.10	February 3, 2009

Certain Relationships and Related Transactions

None of the Directors or Officers of the Company, nor any proposed nominee for election as a Director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, nor any promoter of the Company, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the date of the Company's incorporation or in any presently proposed transaction which, in either case, has or will materially affect the Company. The Company has not entered into transactions with any member of the immediate families of the foregoing persons, nor is any such transaction proposed.

There are no family relationships among any of the Directors or Executive Officers of St. Joseph.

Proposal 2: To ratify the retention of Cordovano and Honeck, P.C., as the Company's independent auditor for the fiscal year ending December 31, 2004.

Subject to ratification by the Shareholders, the Board has selected Cordovano and Honeck, P.C., independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Cordovano and Honeck, P.C.served as the Company's independent accountant for the year ended December 31, 2003.

Representatives of Cordovano and Honeck, P.C. are not expected to be present at the Annual Meeting of Shareholders'. However, if such representatives are present, they will be available to respond to appropriate questions.

The Board recommends a vote FOR the ratification of the appointment of Cordovano and Honeck, P.C. as the Company's independent accountants.

A vote in favor of this proposal will give the Board of Directors the authority to retain Cordovano and Honeck, P.C. as the Company's independent auditor for the fiscal year ending December 31, 2004.

Independent Auditors Fees and Other Matters

Audit Fees: The Company's auditor is Cordovano and Honeck, P.C., located at 201 Steele Street, Suite 300, Denver, Colorado 80206 and the Company paid them $10,050 in audit and review fees for the fiscal year ended December 31, 2003, and $8,000 for fiscal 2002.

Audit-Related Fees: The Company paid $890 in audit-related fees for 2003 and paid $900 fees for fiscal 2002.

Tax Fees: The Company did not pay its auditor any fees related to tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2003 or 2002.

Financial Information Systems Design and Implementation Fees: Cordovano and Honeck, P.C. did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2003, in connection with financial information systems design or implementation, the operation of the Company's information system.

All Other Fees: The Company did not pay its auditor any fees related to any other products or services.

The Company's board of directors has determined that the provision of services by Cordovano and Honeck, P.C., as set forth above, is compatible with maintaining Cordovano and Honeck's independence.

Proposal 3: To, approve the Agreement of Exchange and Purchase and Sale with Staf*Tek, Inc., an Oklahoma corporation, through the issuance of 380,500 shares of the Company's $.001 par value convertible preferred stock, valued at $3.00 per share, 219,500 shares of the Company's $0.001 par value common stock and $200,000 in cash

The Board recommends a vote FOR approving the acquisition of Staf*Tek, Inc. and the issuance of the Company's $0.001 par value preferred shares valued at $3.00 per share and the Company's $0.001 par value common stock as it relates to the acquisition.

A vote in favor of this proposal will authorize the Board of Directors to acquire 100% of Staf*Tek and its properties, which will increase the Company's, assets and to generate revenues for the Company. (A copy of the Agreement is attached hereto as Exhibit "A").

Proposal 4: To give authority to the Board of Directors and Officers of the Company to seek funding through public offerings, private placements, commercial funding or other sources of financing, to promote and expand the Company's operations.

The Board recommends a vote FOR giving authority to the Board to seek additional funding.

A vote in favor of this proposal will give authority to the Board of Directors to raise additional capital for the Company through the issuance of stock from the Company's treasury. The additional capital may enable the Company to expand its market. In the event that the Board of Directors elects to do such, the result could be a dilution of the current shareholders equity. In addition, in order to increase the capital position of the Company, the Board of Directors will be able to borrow funds on the Company's behalf, thus, placing the Company in a debt position consequently, incurring extra costs through the payment of interest expenses. If the Company finds that it is unable to repay any debt authorized by the Board of Directors, the Company may experience a loss in value.

Proposal 5: To ratify an amendment to the Company's Articles of Incorporation to change the Company's name to St. Joseph, Inc.

The Board recommends a vote FOR amending the Company's Articles of Incorporation to change the name of the Company.

A vote in favor of this proposal will ratify the name change from St. Joseph Energy, Inc. to St. Joseph, Inc., which was filed with the Colorado Secretary of State on November 6, 2003. The name change will better reflect the Company's business.

Proposal 6: To approve the issuance of stock options to key personnel and consultants.

The Board recommends a vote FOR approving the issuance of stock options.

A vote in favor of this proposal will allow the Company to attract and to induce the continued retention of key employees and consultants.

Proposal 7: To give authority to the Board of Directors and Officers of the Company to seek and acquire additional properties, technologies and/or companies through the issuance of its Common Stock, cash purchase or a combination of both, through merger, reverse takeover or acquisition.

The Board recommends a vote FOR giving authority to the Board to negotiate any potential merger or acquisition.

A vote in favor of this proposal will give authority to the Board of Directors to increase the its assets and make other markets available to the Company. In addition, through any merger or acquisition, the Company may have the potential to acquire new properties/technologies developed in the industry without incurring the costs of Research and Development.

Other Business

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in the proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgement on such matters.

Shareholder Proposals

Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2005, should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Information/Proxy Statement. The Secretary must receive proposals no later than April 1, 2005, for inclusion in next year's proxy statement.

Stockholders who wish to make a proposal at the 2005 Annual Meeting of Stockholders other than ones that will be included in the Company's proxy materials should notify the Company not later than April 1, 2005 and no earlier than January 1, 2005. If a stockholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, management may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

Annual Report

A copy of St. Joseph's Annual Report on Form 10-KSB for the year ended December 31, 2003, accompanies this Proxy herein incorporated and referenced as Exhibit "B", which is being furnished to each shareholder of record as of June 9, 2004. St. Joseph will provide without charge to each such shareholder, upon the written request of such person, an additional copy of the Company's Form 10-KSB for the year ending December 31, 2003. Such written requests should be sent to John H. Simmons, President, St. Joseph, Inc., 4870 S. Lewis, Suite 250, Tulsa, Oklahoma 74105.

Quarterly Report

St. Joseph's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, will be provided without charge to shareholders, upon the written request of such person. Such written requests should be sent to John H. Simmons, President, St. Joseph, Inc., 4870 S. Lewis, Suite 250, Tulsa, Oklahoma 74105.

Market for Common Equity and Related Stockholder Matters

There is currently no market for the Company's common stock.

No dividends have been declared with respect to the common stock since the Company's inception, and the Company does not anticipate paying dividends in the foreseeable future. However, there are no restrictions on the ability of the Company to declare dividends on its common stock.

As of the date hereof, there are 4,631,712 shares of common stock that could be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act").

Holders of Record:

As of June 9, 2004, there were 108 holders of record of St. Joseph's common stock.